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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 August 28, 2003


                             INSIGNIA SYSTEMS, INC.
                             ----------------------
             (Exact name of registrant as specified in its chapter)


          Minnesota                    1-13471                   41-1656308
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


6470 Sycamore Court North, Maple Grove, Minnesota                  55369
-------------------------------------------------            -------------------
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (763) 392-6200
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 28, 2003, the Audit Committee of the Board of Directors of Insignia Systems, Inc. (the "Registrant") dismissed the Registrant's current independent public accountants, Ernst & Young LLP ("E&Y"). This dismissal followed the Audit Committee's decision to seek proposals from other independent auditors to audit the Registrant's financial statements for its fiscal year ending December 31, 2003.

     The audit reports of E&Y on the financial statements of the Registrant as of and for the last two fiscal years ended December 31, 2002 neither contained any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years ended December 31, 2002, and during the subsequent interim period preceding the replacement of E&Y, there was no disagreement between the Registrant and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports. During the two most recent years and the subsequent interim period through August 28, 2003, there were no reportable events (as described in Regulation S-K
     Item 304 (a)(1)(v)).

(b) On August 28, 2003, the Board of Directors, pursuant to the recommendation of the Audit Committee, approved the retention of Grant Thornton LLP ("Grant Thornton") as the Registrant's independent auditors with respect to the audit of the Registrant's financial statements for its fiscal year ending December 31, 2003.

     During the Registrant's two most recent fiscal years ended December 31, 2002, and during the subsequent interim period preceding the replacement of E&Y, the Registrant has not consulted with Grant Thornton regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

     The Registrant requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Registrant. A copy of that letter, dated September 3, 2003, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits. The following exhibit is filed with this document:

     Item     Exhibit
     ----     -------
     16.1     Letter from Ernst & Young LLP to the Securities and Exchange
              Commission dated September 3, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INSIGNIA SYSTEMS, INC.
                                       -----------------------------------------
                                                   (Registrant)

Date: September 3, 2003

                                    By /s/ Denni J. Lester
                                       -----------------------------------------
                                       (Denni J. Lester, Vice President, Finance
                                       and Chief Financial Officer)



                                  EXHIBIT INDEX

Item
Number     Description
------     -----------
16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 3, 2003.